UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2006

Commission File Number 333-21873

FIRST INDUSTRIAL, L.P.
(Exact name of Registrant as specified in its Charter)

Delaware	36-3924586
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 4000, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

During the period April 1, 2006 to June 30, 2006, First Industrial, L.P. (the “Consolidated Operating Partnership”) sold 30 industrial properties comprising approximately 3.1 million square feet of Gross Leasable Area (“GLA”) that meet the criteria established by FAS 144 (defined hereinafter) to be included in discontinued operations. Eight of these properties were held for sale at March 31, 2006 and were previously included in discontinued operations. At June 30, 2006, the Consolidated Operating Partnership had 16 industrial properties comprising approximately 2.1 million square feet of GLA classified as held for sale. In accordance with FAS 144 (defined hereinafter), the results of operations of the 16 industrial properties held for sale at June 30, 2006 are included in discontinued operations.

This Current Report on Form 8-K is being filed to reflect the impact of the reclassification of the results of operations of the industrial properties sold during the period April 1, 2006 to June 30, 2006 that were not previously classified as held for sale and the results of operations from the properties that are classified as held for sale at June 30, 2006 as discontinued operations in accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets” (“FAS 144”).

In compliance with FAS 144, the Consolidated Operating Partnership has reported the results of operations and gains/(losses) on the sale of industrial properties sold and the results of operations from properties that are classified as held for sale at June 30, 2006 as income from discontinued operations for each period presented in its quarterly report filed on Form 10-Q for the second quarter ended June 30, 2006. The Consolidated Operating Partnership is filing this Form 8-K to reclassify the results of operations of the sold industrial properties and the industrial properties held for sale at June 30, 2006 as discontinued operations in the Consolidated Operating Partnership’s historical financial statements for the three months ended March 31, 2006 and 2005. This reclassification has no effect on the Consolidated Operating Partnership’s reported net income available to unitholders.

This report on Form 8-K updates Items 1 and 2 of the Consolidated Operating Partnership’s Form 10-Q for the quarterly period ended March 31, 2006 to reflect the reclassification of operations from properties sold from April 1, 2006 to June 30, 2006 and industrial properties held for sale at June 30, 2006 as discontinued operations for all periods presented. All other items of the Form 10-Q for the quarterly period ended March 31, 2006 remain unchanged. No attempt has been made to update matters in the Consolidated Operating Partnership’s Form 10-Q for the quarterly period ended March 31, 2006 except to reflect the retrospective adjustment requirements of FAS 144. Readers should refer to the Consolidated Operating Partnership’s quarterly report on Form 10-Q and current reports on Form 8-K for periods subsequent to March 31, 2006 for further information.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.		Description

99	.1 *	Revised “Item 1. Financial Statements and Supplementary Data” of the Consolidated Operating Partnership’s Report on Form 10-Q for the period ended March 31, 2006 to reflect the impact of the reclassification described in Item 8.01 of this Form 8-K.
99	.2 *	Revised “Item 2. Management Discussion and Analysis of Financial Condition and Results of Operations” of the Consolidated Operating Partnership’s Report on Form 10-Q for the period ended March 31, 2006 to reflect the impact of the reclassification described in Item 8.01 of this Form 8-K.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC. as general partner

By:	/s/ Michael W. Brennan
Michael W. Brennan
President, Chief Executive Officer and Director
(Principal Executive Officer)

Date: September 18, 2006

By:	/s/ Michael J. Havala
Michael J. Havala
Chief Financial Officer
(Principal Financial Officer)

Date: September 18, 2006

By:	/s/ Scott A. Musil
Scott A. Musil
Chief Accounting Officer
(Principal Accounting Officer)

Date: September 18, 2006

FIRST INDUSTRIAL, L.P.

Form 10-Q

For the Period Ended March 31, 2006

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